UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported) January 31, 2006
                                                       (January 19, 2006)

                              EXECUTE SPORTS, INC.
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                 (Name of Small Business Issuer in its charter)

             NEVADA                                         33-125868
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   (State or other jurisdiction of             (IRS Employer Identification No.)
    incorporation or organization)

               1284 Puerta del Sol Suite 150 San Clemente CA 92673
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               (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 16, 2006, Execute Sports, Inc. ("Execute Sports", "we", the "Company") completed the acquisition of Pacific Sports Group, Inc., a California corporation ("PSG"), pursuant to a Share Exchange Agreement dated January 16, 2006 ("Agreement"), the form of which has been filed as Exhibit 2.1 on the Company's Form 8-K with the Securities and Exchange Commission herein.

Pursuant to the Agreement, Execute Sports issued PSG's shareholders 4,714,285 shares of its restricted common stock and paid PSG's shareholder's USD $150,000 in cash, in exchange for 4,150,000 validly issued shares of PSG common stock, no par value per share (the "PSG Shares") constituting all of the issued and outstanding capital stock of PSG.

Subject to and upon the terms and conditions of the Agreement, PSG will, upon fulfillment of all conditions precedent to the acquisition, merge with and into Execute Sports, Inc., and thereafter the separate existence of PSG, Inc. will cease. As of the Effective Date, Execute Sports, Inc. shall succeed to all of the rights, privileges, powers and property, including, without limitation, all rights, privileges, franchises, patents, trademarks, licenses, registrations, bank accounts, contracts, patents, copyrights and other assets of every kind and description of PSG, and Execute Sports shall assume all of the obligations and liabilities of PSG. The Acquisition will occur in accordance with the General Corporation Law of the State of Nevada.


Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired

      The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K/A within the period permitted by Item 9(a)(4) of Form 8-K.

      (b) Pro Forma financial information

      The pro forma financial information required by this Item 9(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

      (c) Exhibits

      2.1 Amended Share Exchange Agreement incorporated herein between Execute Sports, Inc. and Pacific Sports Group, Inc. dated January 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Dated: January 31, 2006

                                     EXECUTE SPORTS, INC.

                                     By /s/ Todd M. Pitcher
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                                        Todd M. Pitcher
                                        President and Secretary